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                                                                   Exhibit 10(b)

               AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

         AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of September 30, 1997, among Kitty Hawk Funding Corporation (the "Company"), Sensor SPC Inc., as transferor (the "Transferor"), Sensormatic Electronics Corporation, individually and as collection agent (the "Collection Agent") and NationsBank, N.A., as agent (the "Agent") and bank investor (the "Bank Investor").


                              W I T N E S S E T H:

         WHEREAS, the Company, the Transferor, the Collection Agent, the Agent and the Bank Investor have entered into a Transfer and Administration Agreement, dated as of June 27, 1997 (the "Agreement");

         WHEREAS, the Transferor and the Collection Agent have requested that the Agreement be amended in the manner set forth below; and

         WHEREAS, the Company, the Agent and the Bank Investor have agreed, subject to the terms and conditions of this Amendment, to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, the parties hereby agree as follows:

         1. Definitions. Terms used but not defined herein shall have the meaning assigned thereto in the Agreement.

         2. Amendments of Agreement. The Agreement shall be and is hereby amended, as of the Effective Date (as hereinafter defined), as follows:

                  (a) Section 5.1(m) of the Agreement is hereby amended by changing the reference to September 30, 1997 to December 31, 1997.



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                  (b)      Section 5.1(n) of the Agreement is hereby amended by
changing the reference to September 30, 1997 to December 31, 1998.

         3. Representations and Warranties. In order to induce the Company, the Transferor, the Agent and the Bank Investor to enter into this Amendment, the Transferor and the Collection Agent each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof:

                  (a) The Transferor and the Collection Agent each restates and repeats (as of the date hereof other than any such representation or warranty which is made as of a specific earlier date) each of the representations and warranties made by it and contained in the Agreement.

                  (b) There has occurred and is continuing no Termination Event and there has occurred and is continuing no event which, with the giving of notice or the passage of time or both, would constitute a Termination Event.

         4. Effective Date. This Amendment shall become effective as of September 30, 1997 (the "Effective Date") when the Agent shall have received a counterpart of this Amendment, duly executed and delivered by each of the parties hereto.

         5. Counterparts. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same amendment.

         6. Agreement and All Other Related Agreements in Full Force and Effect; Confirmation of Collateral. Except as amended by this Amendment, all of the provisions of the Agreement and all of the provisions of each related agreement shall remain in full force and effect from and after the date hereof. The Transferor and the Collection Agent each hereby confirms and agrees that all collateral security granted by the Transferor in connection with the Agreement remains in full force and effect after giving effect to this Amendment.

         7.       References to Agreement. From and after the Effective Date,
(a) all references in the Agreement to "this Agreement", "hereof", "herein", or similar terms, (b) all references to the Agreement in each agreement, instrument and other document


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executed or delivered in connection with the Agreement and (c) all references to the Agreement, shall mean and refer to the Agreement as amended by this Amendment.
















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         IN WITNESS WHEREOF, the Company, the Transferor, the Collection Agent,
the Agent and the Bank Investor have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    KITTY HAWK FUNDING CORPORATION, as
                                        Company


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    SENSOR SPC INC., as Transferor


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    SENSORMATIC ELECTRONICS
                                         CORPORATION, as Collection Agent

                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                    NATIONSBANK, N.A., as Agent and a Bank
                                    Investor


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:





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